UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2015, the Company reported its fiscal 2015 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jamie C. Sokalsky

On August 5, 2015, the Board of Directors (the “Board”) of the Company elected Jamie C. Sokalsky (age 58) to serve as a Class I Director of the Company, effective August 20, 2015, and pursuant to its authority under the Company’s bylaws, increased the size of the Board from seven to eight directors. As a Class I Director, Mr. Sokalsky shall hold office for a term expiring at the Company’s 2015 annual meeting of stockholders.

Mr. Sokalsky will be compensated for his service on the Board in accordance with the Company’s compensatory and other arrangements for nonemployee directors, which are described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 1, 2014. Mr. Sokalsky has not been appointed to serve on any committee of the Board.

The Board has determined that Mr. Sokalsky is independent under the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission.

The Company issued a press release announcing Mr. Sokalsky’s election to the Board on August 5, 2015, which is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 5, 2015, the Company announced that its wholly-owned subsidiary RGLD Gold AG (“RGLD Gold”) entered into a Precious Metals Purchase and Sale Agreement with a wholly-owned subsidiary of Barrick Gold Corporation, BGC Holdings Ltd. (“Barrick”) for a percentage of the gold and silver production attributable to Barrick’s 60% interest in the Pueblo Viejo mine located in the Dominican Republic. A copy of the press release is furnished as Exhibit 99.3 hereto.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 5, 2015 regarding Fiscal 2015 Results.
99.2	Press Release dated August 5, 2015 regarding Election of Jamie Sokalsky to the Royal Gold, Inc. Board of Directors.
99.3	Press Release dated August 5, 2015 regarding Acquisition of Gold and Silver Stream on Barrick’s Interest in the Pueblo Viejo Mine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: August 6, 2015	By:	/s/ Bruce C. Kirchhoff
		Name:	Bruce C. Kirchhoff
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 5, 2015 regarding Fiscal 2015 Results.
99.2	Press Release dated August 5, 2015 regarding Election of Jamie Sokalsky to the Royal Gold, Inc. Board of Directors.
99.3	Press Release dated August 5, 2015 regarding Acquisition of Gold and Silver Stream on Barrick’s Interest in the Pueblo Viejo Mine.